SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 16, 2019

GEOVAX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380

Smyrna, Georgia 30080

(Address of principal executive offices) (Zip code)

(678) 384-7220

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:  None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward-looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.  Except as required by law, the Company does not undertake to update its forward looking statements.

Item 1.01     Entry into a Material Definitive Agreement

On July 16, 2019, GeoVax Labs, Inc. (the “Company”) entered into Exchange Agreements (the “Exchange Agreements”) with two accredited investors named therein (the “Investors”), pursuant to which the Investors will exchange an aggregate of 2,256.5338 shares of Series F Convertible Preferred Stock of the Company, $1,000 stated value (“Series F Stock”), and 1,000 shares of Series G Convertible Preferred Stock of the Company, $1,000 stated value (“Series G Stock”), held by them for an aggregate of 3,256.5338 shares (the “Exchange Shares”) of Series H Convertible Preferred Stock of the Company, $1,000 stated value (“Series H Stock” and such transaction, the “Exchange”). The Exchange is scheduled to occur on or around July 17, 2019. The Series H Stock will have the rights, preferences, and privileges set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series H Stock (the “Certificate of Designation”) to be filed with the Delaware Secretary of State on or prior to the closing date of the Exchange. Consummation of the Exchange is subject to certain customary closing conditions, including the accuracy of the representations and warranties made by the Company and the Investors and the absence of certain legal proceedings. Upon consummation of the Exchange, the shares of Series F Stock and Series G Stock subject to the Exchange will be cancelled.

In the event the Company undertakes, or enters into any agreement to undertake, an offering of the Company’s common stock, par value $0.001 per share (“Common Stock”), or Common Stock equivalents which is not an underwritten offering for cash registered under the Securities Act of 1933, as amended (the “Securities Act”), each Investor may elect, in its sole discretion, to exchange all or some of the Exchange Shares then held by the Investor for any securities or units (including Common Stock purchase warrants, if any) issued in such subsequent financing on a $1.00 of stated value of preferred stock for each $1.00 of new subscription amount based on the aggregate stated value of the outstanding Series H Stock exchanged, along with any accrued but unpaid dividends, liquidated damages, and other amounts owing thereon.

The Series H Stock does not have voting rights except as required by law and, except for stock dividends and certain distributions for which certain adjustments are to be made, are entitled to receive dividends equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of Common Stock when, as, and if such dividends are paid on shares of Common Stock.  When issued, the Conversion Shares (as defined below) will have the voting rights afforded to all shares of Common Stock. The Series H Stock has a liquidation preference equal to its stated value, plus any accrued and unpaid dividends thereon.

Pursuant to the Certificate of Designation, the Series H Stock may be converted at any time at the option of the Investor into that number of shares of Common Stock (subject to certain limitations set forth in the Certificate of Designation) (the “Conversion Shares”) determined by dividing the stated value of the Series H Stock by the conversion price, which shall be equal to the lesser of (i) $7.50 per share and (ii) 80% of the lowest volume weighted average price of the Common Stock during the ten trading days immediately preceding the delivery of a notice of conversion. If the Conversion Shares are not delivered within two trading days of the conversion date selected by the holder of Series H Stock, such holder shall be entitled to liquidated damages and to rescind the conversion. The Certificate of Designation contains price adjustment provisions, which may, under certain circumstances reduce the Conversion Price on several future dates according to a formula based on the then-current market price for the Common Stock. No holder of Series H Stock may convert the Series H Stock if such conversion would cause such holder’s beneficial ownership of Common Stock to exceed 4.99% (or 9.99%, if elected by such holder prior to the issuance of any shares of its Series H Stock). A holder may increase or decrease its beneficial ownership limitation upon notice to the Company provided that in no event such limitation exceeds 9.99%, and that any increase shall not be effective until the 61st day after such notice.

The issuance of the Series H Stock has not been registered under the Securities Act, and the Exchange Shares have been issued in reliance on the exemptions from the registration requirements of the Securities Act afforded by Sections 4(a)(2) and 3(a)(9) thereof.  The Series H Stock may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

The foregoing description of the Exchange Agreements and the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of each document.  Copies of the form of Exchange Agreement and the Certificate of Designation are attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (this “Report”) and are incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02 in its entirety.  On or about July 17, 2019, after the filing of the Certificate of Designation authorizing the Series H Stock, we will issue the Exchange Shares to the Investors in reliance on the exemptions from the registration requirements of the Securities Act afforded by Sections 4(a) (2) and 3(a) (9) thereof.  The shares to be issued upon conversion of the Exchange Shares have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Company securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 3.03     Material Modification to Rights of Security Holders

The disclosure set forth in Item 1.01 of this Report is incorporated by reference into this Item 3.03 in its entirety.

On July 16, 2019, we filed the Certificate of Designation with the Secretary of State of the State of Delaware, a copy of which is attached as Exhibit 4.1 to this Report.  The Certificate of Designation creates and specifies the rights of the Series H Stock, including the terms and conditions on which shares of such Series H Stock would convert into shares of Common Stock.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure set forth in Items 1.01 and 3.03 of this Report regarding the Certificate of Designation is incorporated by reference into this Item 5.03 in its entirety.

Item 9.01     Financial Statements and Exhibits

The following exhibits are filed with this Current Report:

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series H Convertible Preferred Stock
4.2	Form of Stock Certificate for the Series H Convertible Preferred Stock
10.1	Form of Exchange Agreement, dated as of July 16, 2019, by and between the Company and the Investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2019

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer